UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 31, 2004
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                            PACIFIC BIOMETRICS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                     0-21537                   93-1211114
-----------------------------  ----------------------     --------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
      of incorporation)                                    Identification No.)

                            220 West Harrison Street
                            Seattle, Washington 98119
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          (Address of principal executive offices, including zip code)

                                 (206) 298-0068
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to
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|_|  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

     On July 22, 2004, Pacific Biometrics, Inc. delivered notice to Saigene Corporation of its termination of the Amended and Restated Management Agreement, pursuant to which Saigene Corporation provided laboratory management services to the Company. The effective date of the termination of the agreement was August 31, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  September 1, 2004
                                     PACIFIC BIOMETRICS, INC.



                                     By: /s/ Ronald R. Helm
                                         ---------------------------------------
                                         Ronald R. Helm, Chief Executive Officer